Exhibit 99.1

 2000 Westchester Avenue, Purchase, New York 10577 • (914) 701-8000

 FOR IMMEDIATE RELEASE

Atlas Air Worldwide to be Acquired by Investor Group Led by Apollo Together With J.F. Lehman & Company And Hill City Capital for $5.2 Billion

Atlas Air Worldwide Shareholders to Receive $102.50 Per Share in Cash, Representing 57%
Premium to 30-day Volume-Weighted Average Trading Price

PURCHASE, N.Y., August 4, 2022 – Atlas Air Worldwide (Nasdaq: AAWW) (“Atlas” or the “Company”), a leading global provider of outsourced aircraft and aviation operating services, today announced that it has entered into a definitive agreement to be acquired by an investor group (“the Consortium”) led by funds managed by affiliates of Apollo (NYSE: APO) together with investment affiliates of J.F. Lehman & Company and Hill City Capital in an all-cash transaction with an enterprise valuation of approximately $5.2 billion.

Under the terms of the agreement, Atlas Air Worldwide shareholders will receive $102.50 per share in cash, representing a 57% premium to the 30-day volume-weighted average trading price per share of Atlas Air Worldwide common stock as of July 29, 20221. Upon completion of the transaction, Atlas Air Worldwide will become a privately held company and shares of Atlas Air Worldwide common stock will no longer be listed on the Nasdaq stock exchange. Atlas Air Worldwide will continue operating under the Atlas Air Worldwide name, be led by John Dietrich and the current executive team and maintain its global presence.

“We believe this transaction will deliver immediate and certain value to Atlas Air Worldwide shareholders at a substantial premium, and we are pleased to reach this agreement with the Consortium,” said Duncan McNabb, Chairman of the Atlas Air Worldwide Board of Directors. “The Board’s decision to unanimously approve this transaction follows a careful evaluation and thoughtful review of value creation opportunities for shareholders. We believe this transaction is the right next step to maximize value for our shareholders and the best path forward to accelerate the Company’s ability to execute its strategic plan and achieve its long-term growth objectives.”

“Over our 30-year history, Atlas Air Worldwide has grown to become a global leader in airfreight, delivering high-quality services to our diverse roster of customers around the world,” said John Dietrich, President and Chief Executive Officer of Atlas Air Worldwide. “Following the closing of the sale to the Consortium, we will seek to leverage their resources, relationships and industry expertise to build on our strong financial and operational performance. Their investment in our company demonstrates their confidence in our people and our culture as we serve the growing needs of the global supply chain.”

“Atlas Air Worldwide is a market leader that continues to set higher standards for excellence within the airfreight industry,” said Apollo Partners Antoine Munfakh and Jason Scheir and J.F. Lehman & Company Partner Alex Harman on behalf of the Consortium. “With the strong market demand and long-term secular tailwinds for global air cargo services, Atlas is poised to capitalize on many opportunities for continued growth as a fund portfolio company of Apollo, J.F. Lehman and Hill City. We look forward to leveraging our resources, capital and experience in the sector to support the talented Atlas team, alongside our partners in this exciting next phase.”

1 July 29, 2022, represents the last full trading day prior to market speculation regarding a potential sale of the Company.

Approvals and Timing

The transaction is expected to close in the fourth quarter 2022 or first quarter 2023, subject to customary closing conditions, including approval by Atlas Air Worldwide shareholders and receipt of regulatory approvals.

Atlas Air Worldwide Second Quarter 2022 Results

In a separate press release, Atlas Air Worldwide today announced its financial results for the second quarter ended June 30, 2022, which is accessible by visiting the Investor Relations section of the Company’s corporate website at www.atlasairworldwide.com. In light of the announced transaction, Atlas has cancelled the earnings conference call previously scheduled on Friday, August 5, 2022.

Advisors

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Atlas Air Worldwide. Cravath, Swaine & Moore LLP is serving as Atlas Air Worldwide’s legal advisor.

Evercore is acting as lead financial advisor to the Consortium. Barclays, Goldman Sachs, and Mizuho Bank are serving as financial advisors to the Consortium, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor to Apollo and the Consortium entity, and Jones Day is providing legal advice to J.F. Lehman & Company and Hill City Capital.

Financing

Committed financing in support of the transaction was provided by Goldman Sachs, Barclays, Apollo Capital Management, Mizuho, and Credit Agricole.

About Atlas Air Worldwide

Atlas Air Worldwide is a leading global provider of outsourced aircraft and aviation operating services. It is the parent company of Atlas Air, Inc. and Titan Aviation Holdings, Inc., and is the majority shareholder of Polar Air Cargo Worldwide, Inc. Our companies operate the world’s largest fleet of 747 freighter aircraft and provide customers the broadest array of Boeing 747, 777, 767 and 737 aircraft for domestic, regional and international cargo and passenger operations.

Atlas Air Worldwide’s press releases, SEC filings and other information may be accessed through the company’s home page, www.atlasairworldwide.com.

About Apollo

Apollo is a global, high-growth alternative asset manager. In the asset management business, Apollo seeks to provide its clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid, and equity. For more than three decades, Apollo’s investing expertise across its fully integrated platform has served the financial return needs of its clients and provided businesses with innovative capital solutions for growth. Through Athene, Apollo’s retirement services business, it specializes in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Apollo’s patient, creative, and knowledgeable approach to investing aligns its clients, businesses it invests in, its team members, and the communities it impacts, to expand opportunity and achieve positive outcomes. As of March 31, 2022, Apollo had approximately $513 billion of assets under management. To learn more, please visit www.apollo.com.

About J.F. Lehman & Company

J.F. Lehman & Company is a private equity investment firm focused on the aerospace, defense, maritime and environmental sectors. This investment strategy reflects the firm’s deep experience in and commitment to these sectors since the firm’s founding three decades ago.  Headquartered in New York, NY, the firm currently has approximately $3 billion of assets under management.  To learn more, please visit www.jflpartners.com.

About Hill City Capital

Hill City Capital is an investment firm led by Chief Investment Officer Chip Frazier. With investment research focused primarily in Industrial, Aerospace and Transportation, Hill City’s investment strategy is characterized by a long-duration investment horizon, a rigorous fundamental investment process and active engagement with management. Hill City Capital was founded in 2019, with its principal place of business is Boston, MA.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Atlas Air Worldwide’s current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this release that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date of this release. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Atlas Air Worldwide and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: our ability to effectively operate the network service contemplated by our agreements with Amazon; the possibility that Amazon may terminate its agreements with the companies; the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives, pilots and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; changes in U.S. and non-U.S. government trade and tax policies; economic conditions; the impact of geographical events or health epidemics such as the COVID-19 pandemic; the impact of COVID-19 vaccine mandates; our compliance with the requirements and restrictions under the Payroll Support Program; the effects of any hostilities or act of war or any terrorist attack; significant data breach or disruption of our information technology systems; labor costs and relations, work stoppages and service slowdowns; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; geopolitical events; weather conditions; natural disasters; government legislation and regulation; border restrictions; consumer perceptions of the companies’ products and services; anticipated and future litigation; the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Atlas Air Worldwide’s stockholders; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the possibility that competing offers or acquisition proposals for Atlas Air Worldwide will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Atlas Air Worldwide to pay a termination fee; the effect of the announcement or pendency of the proposed transaction on Atlas Air Worldwide’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, including Amazon.com, Inc., vendors, service providers and others with whom it does business, or its operating results and business generally; risks related to the proposed transaction diverting management’s attention from Atlas Air Worldwide’s ongoing business operations; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (i) any other risks discussed in Atlas Air Worldwide’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and Atlas Air Worldwide’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed by Atlas Air Worldwide with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (ii) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Except as stated in this release, Atlas Air Worldwide is not providing guidance or estimates regarding its anticipated business and financial performance for 2022 or thereafter.

Atlas Air Worldwide assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Participants in the Solicitation

Atlas Air Worldwide and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Atlas Air Worldwide in favor of the proposed transaction. Information about Atlas Air Worldwide’s directors and executive officers is set forth in Atlas Air Worldwide’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2022. To the extent holdings of Atlas Air Worldwide’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the interests of Atlas Air Worldwide’s participants in the solicitation, which may, in some cases, be different than those of Atlas Air Worldwide’s stockholders generally, will be set forth in Atlas Air Worldwide’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This release may be deemed to be solicitation material in respect of the proposed acquisition of Atlas Air Worldwide by Rand Parent, LLC. In connection with the proposed transaction, Atlas Air Worldwide intends to file relevant materials with the SEC, including Atlas Air Worldwide’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ATLAS AIR WORLDWIDE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ATLAS AIR WORLDWIDE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Atlas Air Worldwide by directing a request to Atlas Air Worldwide Investor Relations, 2000 Westchester Avenue, Purchase, NY or at tel: +1 914 701 8200 or email: InvestorRelations@atlasair.com.

No Offer or Solicitation

This release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Contacts

Atlas Air Worldwide

Eric Camadeco
Director, Investor Relations
InvestorRelations@atlasair.com

Dan Scorpio
Abernathy MacGregor for Atlas Air Worldwide
(646) 899-8118
dps@abmac.com

Apollo on behalf of the Consortium

For investor inquiries regarding Apollo, please contact:
Noah Gunn
Global Head of Investor Relations
Apollo Global Management, Inc.
(212) 822-0540
IR@apollo.com

Joanna Rose
Global Head of Corporate Communications
Apollo Global Management, Inc.
(212) 822-0491
Communications@apollo.com

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